UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: October 29, 2007
(Date of earliest event reported)
AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2255 Glades Road, Suite 301E, Boca Raton, Florida		33431

(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (561) 999-8700
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d)	On October 29, 2007, Agilysys, Inc. issued a press release announcing the appointment of Eileen M. Rudden to the Company’s board of directors, effective October 29, 2007. Ms. Rudden will serve the balance of Mr. Thomas C. Sullivan’s current term, which will expire at the Company’s annual meeting of shareholders in 2009. It is currently the intention of the board of directors to nominate Ms. Rudden for re-election at the 2009 annual meeting. Committee assignments for Ms. Rudden have not been determined as of the filing of this Form 8‑K. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press release issued by Agilysys, Inc. dated October 29, 2007, announcing the appointment of Eileen M. Rudden to the Company’s board of directors.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Martin F. Ellis
Martin F. Ellis
Executive Vice President, Treasurer and Chief Financial Officer

Date: October 30, 2007

Exhibit Index

Exhibit Number	Description
99.1	Press release issued by Agilysys, Inc. dated October 29, 2007, announcing the appointment of Eileen M. Rudden to the Company’s board of directors.